Exhibit 10.2

NOTICE OF FINAL AGREEMENT

Borrower:	Applied Optoelectronics, Inc.	Lender:	East West Bank
	13115 Jess Pirtle Blvd.		Loan Servicing Department
	Sugar Land, TX 77478		9300 Flair Drive, 6th Floor
El Monte, CA 91731

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a non-precomputed Variable Rate Nondisclosable Draw Down Line of Credit Loan to a Corporation for $22,000,000.00 due on January 26, 2022.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, together with any subsequent written modification documents for this Loan evidenced by all Notice of Final Agreements executed in regards to the Loan, and including without limitation the following:

LOAN DOCUMENTS

- Change In Terms Agreement	- Modification to the Construction Loan Agreement
- Notice of Final Agreement

Parties. The term "Parties" means East West Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	Applied Optoelectronics, Inc.
Grantor(s):	Applied Optoelectronics, Inc.

This Notice of Final Agreement is given by East West Bank pursuant to Section 26.02 of the Texas Business and Commerce Code. Each Party who signs below, other than East West Bank, acknowledges, represents, and warrants to East West Bank that it has received, read and understood this Notice of Final Agreement. This Notice is dated June 14, 2016.

BORROWER:

APPLIED OPTOELECTRONICS, INC.

By: /s/ Chih-Hsiang (Thompson) Lin
Chih-Hsiang (Thompson) Lin, CEO of Applied Optoelectronics, Inc.

LENDER:

EAST WEST BANK

X_____________________________
Authorized Signer

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